                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 31, 2000



                                   Net 1 L.P.
             (Exact name of registrant as specified in its charter)



              Delaware                                33-16973                            13-3421566
  (State or other jurisdiction of)            (Commission File Number)         (IRS Employer Identification No.)



c/o Lexington Corporate Properties Trust
          355 Lexington Avenue
           New York,  New York                                                               10017
(Address of principal Executive offices)                                                   (Zip code)



Registrant's telephone number, including area code                                      (212) 672-7200




                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 31, 2000, a wholly owned subsidiary of Net 1 L.P. (the "Partnership") acquired a property located in Henderson, North Carolina (the "Henderson Property") for approximately $7.8 million. The Henderson Property is leased to Corporate Express Office Products, Inc. (the "Tenant"), under the terms of a net lease. The lease is guaranteed by the Tenant's parent company, Corporate Express, Inc. The Henderson Property was constructed and completed in December 1998 and was occupied by the Tenant in January 1999. The Henderson Property consists of an office-warehouse facility situated on 19.09 acres of land.

The current annual rent payable is $712,000 and the average annual rent is $799,000. The lease expires on January 31, 2014. The lease provides for three renewal options of five years each at the then fair market values.

The purchase price was satisfied by an assumption of a $4.7 million mortgage note and an issuance of a $3.1 million demand note. The mortgage note, which matures May 1, 2009, bears interest at a rate of 7.39% per annum, requires annual debt service payments of $417,000 and a balloon payment of $3.85 million. The demand note bears interest at 10% per annum, with interest only payments. The demand note was fully paid in July 2000.

The Henderson Property was purchased from Lexington Corporate Properties Trust, whose chairman and Co-Chief Executive Officer is an officer and a shareholder of the general partner of the Partnership.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         Corporate Express Office Products, Inc. is a subsidiary of Corporate Express, Inc. ("Corporate Express"). Corporate Express is a wholly owned subsidiary of Buhrmann N.V., a publicly held company listed on the Amsterdam and Frankfurt Exchanges. The stock is being traded in London (SEAQ International) and in the United States in the form of American Depository Receipts (ADR's). Individual financial statements for the Tenant are not available. As of December 31, 1999, Buhrmann reported total consolidated assets, liabilities and stockholders' equity of (in Euro) 5,508 million, 4,022 million and 1,486 million, respectively. For the year ended December 31, 1999, Buhrmann reported total consolidated revenues and net income of (in Euro) 5,834 million and 83 million, respectively.

         Independent Auditors' Report.

         Historical Summary of Revenue and Certain Operating Expenses for the Three Months Ended March 31, 2000 (unaudited) and the Year Ended December 31, 1999 of the Henderson Property.

         Notes to Historical Summary of Revenue and Certain Operating Expense.

(b)      Pro Forma Financial Information

         Estimated Taxable Operating Results and Cash Available from Operations.

         Notes to Estimated Taxable Operating Results and Cash Available from Operations.

         Pro Forma Balance Sheet at March 31, 2000.

         Pro Forma Statements of Income for the year ended December 31, 1999 and for the three months ended March 31, 2000.

         Notes to Pro Forma Financial Statements.

(c)      Exhibits:

         None.

                          INDEPENDENT AUDITORS' REPORT


The Partners
Net 1 L.P.:


We have audited the accompanying Historical Summary of Revenue and Certain Operating Expenses of the Henderson Property, as defined in the accompanying
Note 1, for the year ended December 31, 1999. This historical summary is the responsibility of the management of Net 1 L.P. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenue and Certain Operating Expenses of the Henderson Property has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in
Note 2, and is not intended to be a complete presentation of the revenue and expenses of the Henderson Property.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses, as described in
Note 2, of the Henderson Property for the year ended December 31, 1999, in conformity with generally accepted accounting principles.


/s/ KPMG LLP



New York, New York
August 15, 2000

                     NET 1 L.P. AND CONSOLIDATED PARTNERSHIP

          Historical Summary of Revenue and Certain Operating Expenses
                            of the Henderson Property

            For the Three Months Ended March 31, 2000 (unaudited) and
                      For the Year Ended December 31, 1999
                          (Dollar amounts in thousands)



                                                           March 31, 2000                 December 31,
                                                             (unaudited)                      1999
                                                             -----------                      ----
Rental revenue                                                $     178                      $  652
Certain operating expenses:
     Interest expense                                                88                         208
                                                              ---------                      ------
Excess of revenue over certain
     operating expenses                                       $      90                      $  444
                                                              =========                      ======





     The accompanying notes are an integral part of this historical summary.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS
      Notes to Historical Summary of Revenue and Certain Operating Expenses
                            of the Henderson Property



1.       Property

         On May 31, 2000, a wholly owned subsidiary of Net 1 L.P. (the "Partnership") acquired a property located in Henderson, North Carolina (the "Henderson Property") for approximately $7.8 million. The Henderson Property is leased to Corporate Express Office Products, Inc. (the "Tenant"), under the terms of a net lease. The lease is guaranteed by the Tenant's parent company, Corporate Express, Inc. The Henderson Property was constructed and completed in December 1998 and was occupied by the Tenant in January 1999. The Henderson Property consists of an office-warehouse facility situated on 19.09 acres of land.

         The current annual rent payable is $712,000 and the average annual rent is $799,000. The lease expires on January 31, 2014. The lease provides for three renewal options of five years each at the then fair market values.

         The purchase price was satisfied by an assumption of a $4.7 million mortgage note and an issuance of a $3.1 million demand note. The mortgage note, which matures May 1, 2009, bears interest at a rate of 7.39% per annum, requires annual debt service payments of $417,000 and a balloon payment of $3.85 million. The demand note bears interest at 10% per annum, with interest only payments. The demand note was fully paid in July 2000.

2.       Basis of Presentation

         The Historical Summary has been prepared on the accrual method of accounting. In accordance with the regulations of the Securities and Exchange Commission, depreciation and general and administrative expenses have been excluded from certain operating expenses, as such costs are dependent upon a particular owner, purchase price or other financial agreement.

3.       Revenue Recognition

         Minimum revenues from rental property are recognized on a straight-line basis over the term of the related lease.

         The minimum future rental payments receivable under the terms of the non-cancelable operating lease are as follows (dollars in thousands):

                Year Ending December 31,                     Amount
                ------------------------                     ------
                          2000                               $   712
                          2001                                   712
                          2002                                   751
                          2003                                   754
                          2004                                   754
                       Thereafter                              7,536
                                                             -------
                                                             $11,219
                                                             =======

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS
      Notes to Historical Summary of Revenue and Certain Operating Expenses
                           of the Henderson Property



4.       Mortgage and Note Payable

         The principal payments for the next five years ending December 31, are as follows (dollars in thousands):

               Year Ending December 31,                  Amount
               ------------------------                  ------
                         2000                             $65
                         2001                              71
                         2002                              77
                         2003                              83
                         2004                              88

5.       Related Party Transaction

         The Henderson Property was purchased from Lexington Corporate Properties Trust, whose chairman and Co-Chief Executive Officer is an officer and a shareholder of the general partner of the Partnership.

                     NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

     Estimated Taxable Operating Results and Cash Available from Operations
                          (Unaudited and in thousands)



The following statement represents estimates of taxable operating results and cash available from operations of the Henderson Property, based upon rents to be received in the first year of the lease. These estimated results do not purport to represent results of operations of the Henderson Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. The General Partner is not aware of any material supportable facts that would cause these estimates to be misleading.

                                                                                        Amount
                                                                                        ------
Estimated Taxable Operating Results:
     Cash rent under net lease                                                          $ 712
     Less:
         Interest expense                                                                 346
         Depreciation                                                                     190
                                                                                        -----
     Estimated taxable operating loss                                                   $ 176
                                                                                        =====



Estimated Cash Available from Operations:
     Estimated taxable operating loss                                                   $ 176
     Add:
         Depreciation                                                                     190
                                                                                        -----
     Estimated cash available from operations                                           $ 366
                                                                                        =====

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

     Notes to Estimated Operating Results and Cash Available from Operations



Basis of Presentation

     Cash rent under the net lease represents the rental payments expected to be received during the first year of the lease.

     Interest expense represents tax deductible interest that is expected to be incurred on the related assumed mortgage debt. No interest is included related to the demand note as it was repaid in July 2000.

     The acquisition cost for the Henderson Property was allocated 4% to land and 96% to buildings based on appraisals. Depreciation is computed on a straight-line basis over 40 years.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

          Pro Forma Consolidated Balance Sheet and Statements of Income



The accompanying Pro Forma Consolidated Balance Sheet of Net 1 L.P. as of March 31, 2000 gives effect to the purchase of the Henderson Property, as if such occurred on March 31, 2000.

The accompanying Pro Forma Consolidated Statements of Income for the year ended December 31, 1999 and the three months ended March 31, 2000, give effect to all acquisitions and dispositions, as if such occurred as of January 1, 1999.

The management of the Partnership prepared the Pro Forma Consolidated Balance Sheet and Statements of Income. These pro forma consolidated statements may not be indicative of the results that would have actually occurred if such had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Consolidated Balance Sheet and Statements of Income should be read in conjunction with the Partnership's audited financial statements as of December 31, 1999, and for the year then ended (which are contained in the Partnership's Form 10-K for the year ended December 31, 1999), and the unaudited financial statements as of March 31, 2000, and for the three months then ended (which are contained in the Partnership's Form 10-Q for the period ended March 31, 2000), and the accompanying notes thereto.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                      Pro Forma Consolidated Balance Sheet
                     (In thousands, except per Unit amounts)

                                 March 31, 2000



                                                                                   Pro Forma
                            ASSETS                             Historical          Adjustments         Pro Forma
                            ------                             ----------          -----------         ---------

Real estate, net                                                $ 36,028             $ 7,750            $ 43,778
Cash and cash equivalent                                           1,839                --                 1,839
Restricted cash                                                    1,723                --                 1,723
Rent receivable                                                    1,032                --                 1,032
Other Assets                                                         376                --                   376
                                                                --------             -------            --------

     Total Assets                                               $ 40,998             $ 7,750            $ 48,748
                                                                ========             =======            ========



               LIABILITIES AND PARTNERS' CAPITAL

Long-term debt                                                  $ 16,114             $ 4,683            $ 20,797
Note  Payable                                                       --                 3,067               3,067
Accrued interest payable                                             111                --                   111
Accounts payable and other liabilities                               674                --                   674
                                                                --------             -------            --------
                                                                  16,899               7,750              24,649
                                                                --------             -------            --------
Partners' capital (deficit):
     General Partner                                                 (88)               --                   (88)
     Limited Partners ($1,000 per Unit, 50,000 Units
         authorized, 30,772 Units issued)                         24,187                --                24,187
                                                                --------             -------            --------
                                                                  24,099                --                24,099
                                                                --------             -------            --------

     Total liabilities and partners' capital                    $ 40,998             $ 7,750            $ 48,748
                                                                ========             =======            ========

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                  Notes to pro forma Consolidated Balance Sheet



1.       Pro Forma Adjustments

         The adjustment to real estate, net reflects the purchase price of the Henderson Property.

         The adjustment to long-term debt and note payable reflect the financing of the acquisition.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                   Pro Forma Consolidated Statement of Income
                 (Dollars in thousands, except per Unit amounts)

                        Three Months Ended March 31, 2000
                                   (Unaudited)



                                                             Pro Forma
                                            Historical       Adjustments        Pro Forma
                                            ----------       -----------        ---------
Revenue:
   Rental                                     $1,440            $  200            $1,640
   Interest and other                             41              --                  41
                                              ------            ------            ------
                                               1,481               200             1,681
                                              ------            ------            ------

Expenses:
   Interest expense                              334                86               420
   Depreciation and amortization                 200                48               248
   General and administrative                    103              --                 103
                                              ------            ------            ------
                                                 637               134               771
                                              ------            ------            ------

Net Income                                    $  844            $   66            $  910
                                              ======            ======            ======


Net income per Unit
   of limited partnership interest            $26.88                              $28.98
                                              ======                              ======

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                   Pro Forma Consolidated Statement of Income
                 (Dollars in thousands, except per Unit amounts)

                    Year ended December 31, 1999 (Unaudited)



                                                                          Pro Forma
                                                  Historical              Adjustments                Pro Forma
                                                  ----------              -----------                ---------
Revenue:
   Rental                                           $3,375                  $ 1,670                   $5,045
   Interest and other                                  169                     --                        169
                                                    ------                  -------                   ------
                                                     3,544                    1,670                    5,214
                                                    ------                  -------                   ------

Expenses:
   Interest expense                                    764                    1,015                    1,779
   Depreciation and amortization                       510                      484                      994
   General and administrative                          455                     --                        455
                                                    ------                  -------                   ------
                                                     1,729                    1,499                    3,228
                                                    ------                  -------                   ------
Income before gain on sale of
   properties, net                                   1,815                      171                    1,986
   Gain on sale of properties, net                   3,371                   (3,371)                    --
                                                    ------                  -------                   ------

Net Income                                          $5,186                  $(3,200)                  $1,986
                                                    ======                  =======                   ======


Net income per Unit of
   limited partnership interest (*)           $157.34 to $169.87                                  $60.25 to $65.05
                                              ==================                                  ================


(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                     Notes to Pro Forma Statements of Income



1.       Pro Forma Adjustments

         The adjustment to rental revenues relates to the net straight-lining of rent under the remaining lease terms.

         The adjustment to interest expense relates to the financing of the acquisition. No interest is included related to the demand note on the Henderson Property as it was repaid in July 2000.

         The adjustment to depreciation was based on an estimated useful life of 40 years, using the straight-line method.

                                    SIGNATURE


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      Net 1 L.P.

                                                      By:   Lepercq Net 1 L.P.
                                                            its general partner

                                                      By:   Lepercq Net 1 Inc.
                                                            its general partner

Date:    August 28, 2000                              By:
         ----------------                                   --------------------
                                                            E. Robert Roskind
                                                            President